UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2017

Novan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4105 Hopson Road, Morrisville, North Carolina 27560

(Address of principal executive offices) (Zip Code)

(919) 485-8080

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On June 5, 2017, the stockholders of Novan, Inc. (the “Company”) approved an amendment to the Company’s 2016 Incentive Award Plan (the “Plan”). The Plan was amended to increase the number of shares that may be issued under the Plan by 1,200,000 shares.

The terms of the Plan are set forth under the caption “Proposal No. 2—Approval of Amendment to the Novan, Inc. 2016 Incentive Award Plan” in the Company’s definitive proxy statement for the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2017 (the “Proxy Statement”).

As previously announced, effective June 4, 2017, G. Kelly Martin, a director of the Company, is serving as Chief Executive Officer of the Company on an interim basis. Mr. Martin is not receiving any additional compensation for his service in this role and will continue to be compensated pursuant to the Company’s non-employee director compensation policy.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2017, the Company held the Annual Meeting. Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes. A more complete description of each matter is set forth in the Proxy Statement.

Proposal 1:  Election of Directors

The stockholders elected each of the Class I directors who were nominated to serve until the 2020 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until his earlier death, resignation or removal. The results of stockholders’ votes on this matter were as follows:

Nominee	For	Withheld	Broker Non-Votes

Nathan Stasko, Ph.D.	6,283,179	365,237	4,967,210
John Palmour, Ph.D.	6,090,952	557,464	4,967,210

Proposal 2:  Approval of an Amendment to the Novan, Inc. 2016 Incentive Award Plan

The Amendment to the Novan, Inc. 2016 Incentive Award Plan to increase the aggregate number of shares that may be issued under the 2016 Plan by 1,200,000 shares was approved. The results of stockholders’ votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes

5,910,899	668,484	69,033	4,967,210

Proposal 3:  Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved. The results of stockholders’ votes on this matter were as follows:

For	Against	Abstain

11,447,295	76,186	92,145

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: June 9, 2017	By:	/s/ William L. Hodges

William L. Hodges
Interim Chief Financial Officer